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                                                                    Exhibit 23.1

                   Consent of Independent Public Accountants
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 17, 1996 included (or incorporated by reference) in Material Sciences Corporation's
Form 10-K for the year ended February 29, 1996 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP

Chicago, Illinois
November 1, 1996